Exhibit 1.1

Maximum of 10,000,000 Units

Minimum of 1,000,000 Units

STRATUS SERVICES GROUP, INC.

UNDERWRITING AGREEMENT

April ___, 2004

NOBLE INTERNATIONAL INVESTMENTS, INC.

As Representative of the Underwriters

c/o Noble International Investments, Inc.

6501 Congress Avenue, Suite 100

Boca Raton, Florida  33487

Ladies and Gentlemen:

Stratus Services Group, Inc., a Delaware corporation (the “Company”), hereby confirms its agreement (the “Agreement”) with the several underwriters named in Schedule I hereto (the “Underwriters”), for whom you have been duly authorized to act as representative (in such capacity, the “Representative”), as set forth below. If you are the only Underwriter, all references herein to the Representative shall be deemed to be references to you.  Capitalized terms used in this Agreement without definition have the meanings specified in the Prospectus as defined in Section 2(a) below.

1.         Securities.  Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters for distribution, on a minimum/maximum “best efforts” basis, up to 10,000,000 units (each a “Unit”, collectively, the “Securities”), each Unit consisting of (i) one share of common stock, par value $.01 per share, of the Company (the “Common Stock”) and (ii) one three-year redeemable common stock purchase warrant of the Company, to purchase one share of Common Stock (“Warrant”) at an exercise price of $.95 per share.

2.         Representations and Warranties of the Company.   The Company represents and warrants to, and agrees with, each of the several Underwriters that:

(a)     A registration statement on Form S-1 (File No. 333-108356) with respect to the Securities, including a prospectus subject to completion has been prepared in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the United States Securities and

Exchange Commission (the “Commission”) thereunder; such registration statement has been filed with the Commission under the Act, and one or more amendments to such registration statement may have been so filed.  After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that its supplements containing such information as is required or permitted by Rules 434, 430A and 497 under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 497 under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representative prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representative prior to the execution of this Agreement.  The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission.  As used in this Agreement, the term “Original Registration Statement” means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term “Rule 462(b) Registration Statement” means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Original Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Original Registration Statement becomes effective); the term “Registration Statement” includes both the Original Registration Statement and any Rule 462(b) Registration Statement;  the term “Preliminary Prospectus” means each prospectus subject to completion filed with such Registration Statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term “Prospectus” means:

(i)     if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 497(h)(2) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

(ii)     if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 497(b), (c) or (h)(1) under the Act; or

(iii)     if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 497 under the Act, the prospectus included in the Registration Statement;

and the term “Term Sheet” means any term sheet that satisfies the requirements of Rule 434 under the Act.  Any reference herein to the “date” of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

(b)     Neither the Commission nor any state regulatory authority has issued or, to the Company’s knowledge, threatened to issue any order preventing or suspending use of any Preliminary Prospectus.  When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the Rules and Regulations and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  When the Registration Statement or any amendment thereto was or is declared effective and at all times subsequent thereto up to and including the Closing Times (as defined in Section 3(b) hereof), it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.  When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 497 (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on each Closing Time (as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein.  There is no franchise, lease, contract, agreement or other document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed therein as required and the exhibits that have been filed are complete and correct copies of the documents of which they purport to be copies; and all descriptions of any such franchises, leases, contracts, agreements or other documents contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects and fairly present the information required to be shown with respect thereto by Form S-1 under the Act.

(c)     If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with, and that is effective upon filing pursuant to Rule 462(b), and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the

Commission has received payment of such filing fee.

(d)     The Company and each of its subsidiaries have been duly organized and are validly existing as corporations or limited liability companies in good standing under the laws of their respective jurisdictions of incorporation or formation and are duly qualified to transact business as foreign corporations or limited liability companies and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

(e)     The Company and each of its subsidiaries (i) have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses; (ii) are in compliance with, and conduct their respective businesses as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) in conformity with, all applicable federal, state, local and foreign laws, rules and regulations of any court or governmental agency or body except non-compliance which would not result in a Material Adverse Effect (as defined in Section 2(m) below); (iii) have no knowledge, other than as set forth in the Registration Statement and the Prospectus, of any prospective change in any of such federal, state, local or foreign laws, rules or regulations which, when made effective, would have a Material Adverse Effect; and (iv) the Company has full power (corporate and other) to enter into this Agreement, to perform its obligations hereunder (including to issue, sell and deliver the Securities), and carry out all the terms and provisions hereof to be carried out by it.  The Company and each of its subsidiaries are in possession of and operating in compliance in all material respects with all franchises, grants, registrations, qualifications, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of their respective businesses as now being conducted and as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), or for the ownership, leasing and operation of their respective properties, all of which are valid and in full force and effect and no such franchise, grant, registration, consent, certificate or order contains a materially burdensome restriction not adequately disclosed in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(f)     All of the Company’s outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all Federal and state securities laws, and were not issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase securities.  The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock of which 5,912,121 shares are issued and outstanding, as of the date hereof, and 5,000,000 shares of preferred stock, of which 1,458,933 shares of Series A, 47,728 shares of Series E, and 6,000 shares of Series F are issued and outstanding, as of the date hereof.  The Company also has granted options and warrants to purchase 1,652,341 shares of Common Stock, all of which options and warrants remain outstanding, but unexercised, as of the date hereof.

(g)     The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).  All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.  The Securities to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable, free of any preemptive or similar rights and will conform to the description thereof in the Prospectus, and good and marketable title to the Securities will pass to the Underwriters on the Closing Times free and clear of any lien, encumbrance, security interest, claim or restriction whatsoever.  No holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

(h)     The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(i)     Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

(j)     The audited consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified.  Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein).  The summary consolidated financial data and selected financial data set forth under the captions “Summary Consolidated Financial Data” and “Selected Financial Information,” respectively, in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein and have been prepared in conformity with the requirements of the Act and the Rules and Regulations.

(k)     Amper, Politzner & Mattia, P.A., who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their respective reports with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the Rules and Regulations.

(l)     The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

(m)     There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or any of their affiliated persons, as defined under the Act, is a party or of which any property of the Company or any of its subsidiaries or any of their affiliated persons is subject, which, if determined adversely to the Company or any of such subsidiaries or any of their affiliated persons, might individually or in the aggregate (i) prevent or materially and adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) in any jurisdiction or (iv) result in a Material Adverse Effect; and to the Company’s knowledge no such proceedings are threatened or contemplated against the Company or any of its subsidiaries or any of their affiliated persons by governmental authorities or others.  Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company is not a party nor subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. “Material Adverse Effect” means, when used in connection with the Company and its subsidiaries, any development, change or effect that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole.

(n)     The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained or described in the Prospectus, such as may be required by the NASD (as defined in Section 1(a)) or as required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) violate its charter, by-laws or other organizational documents or constitute a default in the performance of any note or other evidence of indebtedness or any indenture, mortgage, deed of trust, note agreement or other contract, lease or other instrument to which it is a party or by which it is bound, or to which any of its property or assets is subject other than defaults which would not, individually or in the aggregate, result in a Material Adverse Effect and, as of the Closing Times, no condition or event shall have occurred which, with notice or a lapse of time or both, would constitute a default under such instruments or agreements or result in the imposition of any penalty or acceleration of any indebtedness other than such defaults, penalties or acceleration which would not, individually or in the aggregate, result in a Material Adverse Effect.

(o)     The Company intends to direct the investment of the proceeds of the Offering as defined in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(p)     The Company and its subsidiaries have performed all material obligations required to be performed by them under all contracts required by Item 16 of Form S-1 under the Act to be filed as exhibits to the Registration Statement, and neither the Company, any of its subsidiaries, nor, to the Company’s knowledge after reasonable investigation, any other party to such contract is in default under or in breach of any such obligations except such as would not result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received any notice of such default or breach.

(q)     The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except as provided in this Agreement).

(r)     The Company has not distributed and, prior to the later of (i) the Closing Times and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act.

(s)     Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any other transactions not in the ordinary course of business, (ii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (iii) there has not been any material adverse change or development involving a material prospective change in the condition (financial or otherwise), properties, business, management, prospects, net worth, capital stock, investment objectives, investment policies or results of operations of the Company and its subsidiaries taken as a whole, or any change in the capital stock, or material change in the short-term or long-term debt, of the Company and its subsidiaries taken as a whole and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company or its subsidiaries on any class of their respective capital stock, except for shares of Series E Preferred stock issued as penalties to holders of Series E Preferred Stock.

(t)     The Company and each of its subsidiaries have, and as of the respective Closing Times will have, good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned, or proposed to be owned, by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except as described in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings held under lease by the Company or any such subsidiary are held, and will be held as of the respective Closing Times, under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(u)     Neither the Company or any of its subsidiaries is involved in any labor dispute which would result in a Material Adverse Effect nor, to the Company’s knowledge, is any such dispute imminent or threatened.  Neither the Company nor any of its subsidiaries is aware that (i) any executive, key employee or significant group of employees of the Company or any of its subsidiaries plans to terminate employment with the Company or any of its subsidiaries or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or its subsidiaries.  Neither the Company nor any of its subsidiaries has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to which the Company or any of its subsidiaries makes or ever has made a contribution and in which any employee of the Company or any of its subsidiaries is or has ever been a participant.  With respect to such plans, the Company and each of its subsidiaries are in compliance in all material respects with all applicable provisions of ERISA, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(v)     Except as described in the Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses.  The Company’s and its subsidiaries’ businesses as now conducted and as proposed to be conducted do not and will not infringe or conflict with in any material respect any patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses or any other intellectual property or franchise right of any person.  Neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Affect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(w)     The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Affect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(x)     No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(y)     The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Affect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(z)     The Company and its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Affect and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(aa)     Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permits, licenses or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, have a Material Adverse Affect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(bb)     Each certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

(cc)     Except for the shares of capital stock of each of the subsidiaries owned by the Company and such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

(dd)     There are no holders of securities of the Company, who, by reason of the filing of the Registration Statement, have the right (and have not waived such right) to request the Company to register under the Act, or to include in the Registration Statement, securities held by them.

(ee)     The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ff)     Except as described in the Prospectus, no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries.

(gg)     The Company has obtained the written agreement described in Section 6(h) of this Agreement from each of its officers, directors and holders of Securities listed on Schedule 6(h) hereto.

(hh)     Other than as contemplated by this Agreement or as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there is no broker, finder or other party that is entitled to receive from the Company or its subsidiaries any brokerage or finders’ fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

(ii)     Neither the Company or any of its subsidiaries, nor any director, officer, agent or employee acting on behalf of the Company or its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(jj)     To the Company’s knowledge, neither the Company or any of its subsidiaries, nor any employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

3.         Purchase, Sale and Delivery of the Securities.

(a)     On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth: (i) the Company agrees to issue and sell up to 10,000,000 Units to the Underwriters for a purchase price of $_____ per Unit (representing a 9% discount to the public offering price); and (ii) each of the Underwriters, severally and not jointly, agrees to use its best efforts to offer and sell such Units to the public for a purchase price of $_____ per Unit, in compliance with all applicable federal, state and local laws and the rules of any self-regulatory authority to which the Underwriter is a member.

(b)     The offering period (the “Offering Period”) shall commence on the date hereof and shall continue until the earlier of the date on which 10,000,000 Units have been purchased (and payment therefor received as described below) or the close of business on June __, 2004 (unless extended at the discretion of the Company and you to a date not later than July __, 2004, such termination date being hereinafter referred to as the “Offering Termination Date”); provided, however, that unless at least 1,000,000 Units (the “Minimum Offering”) are purchased for (and payment therefor is received by the Escrow Agent) on or before the Offering Termination Date, no Units shall be sold and all payments received by the Escrow Agent shall be refunded promptly to the prospective investors, without interest.  Transmittal of all payments for Units shall be made by you in accordance with the procedures of Rule 15c2-4 of the rules and regulations of the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In this regard, the Company and you shall enter into an Escrow Agreement with Bank of America, N.A. or such other banking institution acceptable to you (the “Escrow Agreement’).  All payments for Units shall be made by (i) wire transfer to the Escrow Agent for the Company’s account and, if received by you, shall be transmitted by you to the Escrow Agent no later than the next business day following receipt thereof or (ii) authorization to your respective clearing firms for the debiting of the purchaser’s customer securities account.  Funds paid by purchasers shall be deposited in an escrow account maintained with the Escrow Agent, and purchases may not, subject to applicable state securities or “blue sky” laws or regulations, be terminated or funds withdrawn by purchasers.  Funds debited from customer securities accounts maintained with your respective clearing firms shall be transmitted to the escrow account maintained by the Escrow Agent on the next business day following such debit.  The interest, if any, earned on funds deposited in the escrow account shall be distributed to the Company if the offering is completed and described herein or, if the offering is terminated without any Units being sold, shall be paid to you and shall be used for the payment of expenses incurred by you in connection with the offering.

Your agency hereunder is coupled with an interest and, therefore, is not terminable by the Company without your permission, except as otherwise expressly so provided in this Section 3, and shall continue until the Offering Termination Date.  Any termination of your agency or of this Agreement shall be without obligation on your part or on the part of the Company except as provided in Section 5 hereof, and except that if the Minimum Offering is consummated the provisions of Sections 5 and 7 hereof shall survive any termination of this Agreement.

The Company shall have the sole right to accept offers to purchase Units and may reject any such offer in whole or in part.  You shall have the right to reject any offer to purchase received by you in whole or in part, and any such rejection shall not be deemed a breach of your agreement contained herein.

                It is understood and agreed that nothing in this Agreement, including, without limitation, your agreement to use your best efforts to solicit offers to purchase the Units, shall prevent you from entering into any agency agreements, underwriting agreements or similar agreements governing the offer and sale of securities with any other issuer or issuers of securities and nothing contained herein shall be construed in any way as precluding or restricting your right to sell or offer for sale securities issued by any other person.

If on or prior to the Offering Termination Date at least 1,000,000 Units have been purchased and the funds therefor have been deposited with the Escrow Agent, you shall so notify the Company.  Provided that the Company accepts such purchases, and subject to the other terms and conditions of this Agreement, delivery of any payment for the Units shall be made at a closing to be held at the offices of Lehman & Eilen LLP, 50 Charles Lindbergh Boulevard, Suite 505, Uniondale, New York 11553 at 10:00 a.m., New York City time, on the third full business day after the date on which you so notify the Company as provided in the immediately preceding sentence or such other day, time and place as shall be agreed upon in writing by the Company and you.  Thereafter (but not later than the Offering Termination Date) one or more additional closings may be agreed upon between you and the Company.  The date and hour of each such delivery and payment are herein called a “Closing Time.”  Payment for the Units purchased from the Company shall be made to the Company or to its order by the Escrow Agent, acting upon instructions from you pursuant to the Escrow Agreement, and delivered to the Company by the Escrow Agent by one or more certified or official bank check or checks or wire transfer or transfers payable in same day funds.  Such payment shall be made upon delivery of certificates for the Units to you against receipt therefor signed by you.  The Units to be delivered at a closing shall be registered in such name or names and shall be in such denominations as you, at least two business days before the related Closing Time, may request, and shall be made available to you for inspection, checking and packaging by you in New York, New York, not later than 10:00 a.m., New York City time, on the last business day prior to such Closing Time.

(c)     The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute the closing of a purchase and sale of the Securities.  Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company.  Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile transmission or otherwise, the Company will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand.  In the event that the closing of a purchase of Securities is not completed and the Wired Funds are not returned by the Company to the Underwriters on the same day the Wired Funds were received by the Company, the Company agrees to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters’ cost of financing as reasonably determined by Noble.

(d)     It is understood that you, individually and not as the Representative, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters.  No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

4.         Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

(a)     The Company will (i) if the Company and the Representative have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the Registration Statement to become effective, (ii) if the Company and the Representative have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 497 of the Rules and Regulations, and (iii) if the Company and the Representative have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof.  During any time when a Prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representative previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representative shall not have given their consent.  The Company will prepare and file with the Commission, in accordance with the Rules and Regulations, promptly upon request by the Representative or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible.  The Company will advise the Representative, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representative of each such filing or effectiveness.

(b)     The Company will advise the Representative, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule

462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information.  The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

(c)     The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representative may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

(d)     If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the last Closing Time, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company will promptly notify the Representative thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

(e)     The Company will, without charge, provide (i) to the Representative and to counsel for the Underwriters a conformed copy of the Registration Statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such Registration Statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representative may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representative may reasonably request for purposes of confirming orders that are expected to settle on the Closing Time.

(f)     The Company will make generally available to its security holders and to the Representative not later than forty-five days after the end of the period covered thereby, a consolidated earnings statement of the Company and its subsidiaries that shall comply with Section 11(a) of the Act and Rule 158 thereunder and cover a period of at least 12 consecutive months beginning not later than the first day of the Company’s fiscal quarter next following the effective date of this Agreement.

(g)     The Company will apply the net proceeds from the sale of the Securities as set forth under “Use of Proceeds” in the Prospectus.

(h)     The Company will not, directly or indirectly, without the prior written consent of the Representative, on behalf of the Underwriters, offer, sell, hypothecate, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Securities for a period of 180 days after the date hereof, except pursuant to this Agreement and except for issuances pursuant to the exercise of employee stock options outstanding on the date hereof, pursuant to the Company’s dividend reinvestment plan or pursuant to the terms of convertible securities of the Company outstanding on the date hereof.

(i)     The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except as provided in this Agreement).

(j)     The Company will obtain the agreements described in Section 6(h) hereof prior to the first Closing Time.

(k)     If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the last Closing Time, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in your opinion, the market price of the Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

(l)     If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

(m)     The Company will use its best efforts to cause the Warrants to be duly included for quotation on OTC Bulletin Board (the “OTC Bulletin Board”) prior to the Initial Closing Time.  The Company will ensure that the Common Stock and Warrants remain included for quotation on the OTC Bulletin Board following the Initial Closing Time.

(n)     The Company will maintain a transfer agent and registrar for the Securities.

(o)     The Company will supply the Representative with copies of all written correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the Act and under the OTC Bulletin Board.

(p)     The Company will furnish to its securityholders annual reports containing financial statements audited by independent certified public accountants and with quarterly summary financial information in reasonable detail which may be unaudited. During the period of five years from the date hereof, the Company will deliver to the Representative and, upon request, to each of the other Underwriters, as soon as they are available, copies of each annual report of the Company and each other report furnished by the Company to its securityholders and will deliver to the Representative, (i) as soon as they are available, copies of any other reports (financial or other) which the Company shall publish or otherwise make available to its securityholders as such, (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or the OTC Bulletin Board, and (iii) from time to time such other information concerning the Company as the Representative may reasonably request. So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its securityholders generally. Separate financial statements shall be furnished for subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Rules and Regulations.

(q)     Prior to the Closing Times, the Company will furnish to the Representative, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

(r)     For a period of 12 months following the last Closing Time, the Company will use its best efforts to provide to the Representative copies of each press release or other public communications with respect to the financial condition, results of operations, business, prospects, assets or liabilities of the Company at least 24 hours prior to the public issuance thereof or such longer advance period as may reasonably be practicable.

(s)     During the period of five years hereafter, the Company will furnish to the Representative, and upon request of the Representative, to each of the Underwriters, (i) as soon as practicable after the end of each fiscal year, copies of the annual report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent certified public accountants, (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-KSB, Quarterly Report on Form 10-QSB, Report on Form 8-K or other report filed by the Company with the Commission, or the OTC Bulletin Board or any national securities exchange, and (iii) as soon as available, copies of any report or communication of the Company mailed generally to its securityholders.

(t)     Within sixty (60) days of the last Closing Time, the Company shall deliver to counsel for the Underwriters two leather-bound volumes containing the documents delivered on each Closing Time by the parties hereto.

(u)     When requested by the Representative, but not more than weekly, the Company shall provide a list of the Company’s shareholders as of the date the Representative requests such lists, together with the Depository Trust Company (DTC) transfer sheets and the Non-Objecting Beneficial Ownership (NOBO) lists provided by ADP Proxy Services.

(v)     The Company hereby appoints the Underwriters, commencing one year after the Offering has been declared effective by the Commission for a term of two years, to act as exclusive solicitation agents for the Company in connection with exercise of the Warrants, and the Underwriters hereby accept that appointment. The Underwriters shall, consistent with their obligations under applicable laws and the rules and regulations of the NASD, use their best efforts to maximize the number of Warrants that are exercised, those efforts to include without limitation engaging in appropriate communications with the record owners and beneficial owners of the Warrants, as well as with the owners’ brokers, agents, or other representatives, no sooner than one year after the Offering has been declared effective by the Commission.

(w)     The Company shall pay the Underwriters a fee consisting of a cash payment equal to five percent (5%) of the total proceeds received from exercise of any Warrants (the “Solicitation Fee”).  The Company is only obligated to pay the Solicitation Fee to the Underwriters with respect to exercise of any Warrant if all of the following conditions are met: (1) exercise of that Warrant is in accordance with the terms of the Warrant; (2) the actions of the Underwriters in soliciting exercise of that Warrant have been consistent with applicable federal and state securities laws, the guidelines of the NASD, and applicable Commission rules and regulations, including Regulation M; and (3) the Underwriters have disclosed in writing to the holder of that Warrant the compensation that they are to receive in connection with soliciting exercise of that Warrant.

(x)     Within fifteen (15) days after the end of each month, the Company shall deliver a notice to the Underwriters stating the number of Warrant certificates that have been properly completed for exercise by holders of the Warrants and shall pay the Solicitation Fee with respect to the Warrants so exercised.

(y)     The Solicitation Fee represents the entire amount payable by the Company to the Underwriters and their respective agents, brokers, and representatives in connection with the services described under Section 4(v) of this Agreement, and the Underwriters shall pay out of the Solicitation Fee any amounts that are adjudicated to be owed to any third parties as a result of the Underwriters’ commitments to those third parties.

(z)     The Underwriters shall comply with applicable state securities and “blue sky” laws, the rules and regulations of the NASD, and applicable Commission rules and regulations in connection with solicitation of the Warrants. The Underwriters shall notify the Company of the states of residence of those Warrant holders that the Underwriters intend to solicit.

5.         Expenses.

(a)     The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 9 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement, the Master Selected Dealer Agreement if any, and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent’s and registrar’s fees, and all taxes related thereto, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. (the “NASD”) relating to the Securities, (vii) any quotation of Warrants on the OTC Bulletin Board, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representative to be paid for by the Underwriters), (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representative to be paid for by the Underwriters), and (x) all other costs, fees and expenses incurred by the Company incident to the performance of the Company’s obligations hereunder, which are not otherwise specifically provided for in this Section.  If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because this Agreement is terminated pursuant to Section 9 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

(b)     In addition to the foregoing, the Company agrees to pay to the Underwriters at the Initial Closing Time a non-accountable expense allowance in the amount of 2.5% of the gross dollar amount of the offering to the public, less the $35,000 previously advanced by the Company to the Underwriters (the “Advance”).  The Underwriters shall pay costs and expenses they incur in performing services under this Agreement, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell, and the expenses of advertising any offering of the Securities made by the Underwriters.  If the sale of securities provided for herein is not consummated and this Agreement is terminated in accordance with Section 9, then the Underwriters shall reimburse the Company the amount by which the Advance exceeds expenses incurred by the underwriters in performing services under this Agreement.

6.         Conditions of the Underwriters’ Obligations.  The respective obligations of the several Underwriters to offer the Securities for sale to the public shall be subject, in the Representative’ sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of each Closing Time, as if made on and as of each such Closing Time, to the accuracy of the statements of the Company’s officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

(a)     If the Original Registration Statement or any amendment thereto filed prior to the Closing Time has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representative; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 497 under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representative, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

(b)     There shall not have occurred any event that resulted in or could reasonably result in a Material Adverse Effect or any change in the investment objectives, investment policies, capital stock, short-term or long-term debt of the Company and the Subsidiaries (as defined in Section 6(d)(i) below) taken as a whole, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representative, is material, or omits to state a fact which, in the opinion of the Representative, is required to be stated therein or is necessary to make the statements therein not misleading in any material respect or (ii) it is inadvisable in the sole judgment of the Representative to proceed with the public offering or to purchase the Securities as contemplated hereby.

(c)     No legal or governmental action, suit or proceeding affecting the Company or the Subsidiaries which is material and adverse to the Company and/or the Subsidiaries or which affects or may affect the Company’s ability to perform its obligations under this Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any existing action, suit or proceeding.

(d)     The Representative shall have received an opinion, dated the Closing Time, of Giordano, Halleran & Ciesla, P.C., counsel for the Company, to the effect that:

(i)     the Company and each of its subsidiaries listed in Exhibit 21 to the Registration Statement (the “Subsidiaries”) have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and the Subsidiaries, taken as a whole;

(ii)     the Company and each of the Subsidiaries have the requisite power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it including, without limitation, to issue, sell and deliver to the Underwriters the Securities to be issued and sold hereunder;

(iii)     the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and, to such counsel’s knowledge after reasonable investigation, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; to such counsel’s knowledge after reasonable investigation, no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

(iv)     the statements set forth under the heading “Description of Securities” in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the heading “Legal Proceedings” in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

(v)     the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

(vi)     to such counsel’s knowledge after reasonable investigation, (A) no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

(vii)     Except as disclosed in the Prospectus, to such counsel’s knowledge after reasonable investigation, there are no outstanding securities of the Company or the Subsidiaries convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company or the Subsidiaries and except as disclosed in the Prospectus, to such counsel’s knowledge after reasonable investigation, there are no outstanding or authorized options, warrants or rights of any character obligating the Company or the Subsidiaries to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and, to such counsel’s knowledge after reasonable investigation, there is no holder of any securities of the Company or the Subsidiaries or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Securities;

(viii)     the Registration Statement and all post-effective amendments thereto, if any, have become effective under the Act; any and all filings, if any, required by Rules 497, 434 and 430A of the Rules and Regulations have been made; and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act; any required filing of the Prospectus, any Term Sheet that constitutes a part thereof, and any supplement thereto pursuant to Rule 497 of the Rules and Regulations has been made in the manner and within the time period required by Rule 497;

(ix)     the Original Registration Statement and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations;

(x)     if the Company elects to rely on Rule 434, the Prospectus is not “materially different”, as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A);

(xi)     in connection with the Registration Statement, such counsel has participated in discussions and conferences with certain of the officers and representatives of the Company, Representative of the Underwriters, counsel to the Underwriters, and the independent accountants for the Company at which the contents of the Registration Statement and the Prospectus were discussed.  Such counsel has no reason to believe that either the Registration Statement, as of its effective date, or the Prospectus, or any amendment or supplement thereto, as of their respective effective or issue dates, or as of the date hereof, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The descriptions in the Registration Statement and Prospectus of statutes and legal and governmental proceedings are accurate in all material respects and fairly present the information required to be shown.  To such counsel’s knowledge after reasonable investigation, there are no legal proceedings pending or threatened against the Company which are required to be disclosed in the Registration Statement and Prospectus, except as described therein.  Such counsel expresses no opinion as to the financial statements or other financial or statistical data contained in the Registration

Statement or the Prospectus;

(xii)     such counsel has read all contracts and other documents specifically enumerated in the Registration Statement and the Prospectus, and such contracts and other documents are fairly summarized or described therein, fairly present the information required to be shown; conform in all material respects to the descriptions thereof contained therein, and are filed as exhibits thereto, if required, and to such counsel’s knowledge, there are no contracts or documents required to be so summarized or disclosed or so filed which have not been so summarized or disclosed or so filed;

(xiii)     such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries except as disclosed in the Prospectus;

(xiv)     the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated, and the compliance with the terms of this Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of or violate or constitute a default under their respective charters or by-laws or other constituent documents of the Company or the Subsidiaries or, (i) to such counsel’s knowledge after reasonable investigation, any indenture, mortgage or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any material portion of their respective properties is bound, or (ii) to such counsel’s knowledge, after due inquiry, any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any of the Subsidiaries or any material portion of its properties, or (iii) any existing statute, rule or regulation applicable to the Company or the Subsidiaries, where, with respect to clauses (i), (ii) and (iii) of this paragraph, such violation or default could reasonably be expected to have a Material Adverse Effect;

(xv)     the Common Stock and Warrants are duly approved for quotation on the OTC Bulletin Board and a registration statement has been filed pursuant to Section 12 of the Exchange Act for the Securities and has been declared effective; and

(xvi)     except as described in the Prospectus, to such counsel’s knowledge after reasonable investigation, neither the Company nor any of the Subsidiaries owns any interest in any corporation, partnership, joint venture, trust or other business entity.

In rendering such opinions, such counsel may set forth that as to certain matters of fact, where appropriate, such counsel is relying on one or more certificates of public officials, governmental agencies or officers of the Company.  In addition, as to matters of law, counsel for the Company may rely as to matters involving the application of laws other than the laws of the United States, except for laws dealing with matters within the jurisdiction of the laws of New York, the laws of Delaware and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to the Underwriters’ counsel) of other counsel reasonably acceptable to the Underwriters’ counsel.

References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

(e)     The Representative shall have received from Amper, Politzner & Mattia, P.A. a letter or letters dated, respectively, the date hereof and the Closing Time, in form and substance satisfactory to the Representative, to the effect that:

(i)     they are independent accountants within the meaning of the Act and the Rules and Regulations;

(ii)     in their opinion, the audited consolidated condensed financial statements and schedules and pro forma financial statements examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

(iii)     on the basis of (A) their review in accordance with standards established by the American Institute of Certified Public Accountants of any unaudited interim consolidated condensed financial statements of the Company and its consolidated subsidiaries as indicated in their report included in the Registration Statement and Prospectus, (B) a reading of the unaudited amounts for sales, net sales, net loss before income taxes or total or per share amounts of net loss of the Company and its consolidated subsidiaries for the years ended September 30, 2002 and September 30, 2001 and of the unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries for the periods from which such amounts are derived, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), (C) a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries and (D) inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

(1)  the unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated condensed financial statements included in the Registration Statement and the Prospectus;

(2)  the unaudited amounts for sales, net sales, net loss before income taxes or total or per share amounts of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not agree with the amounts set forth in any unaudited consolidated condensed financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated condensed financial statements included in the Registration Statement and the Prospectus; and

(3)  at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders’ equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the September 30, 2002 consolidated  balance sheet included in the Registration Statement and the Prospectus, or for the period from October 1, 2002 to such specified date there were any decreases, as compared with the prior comparable period, in sales, net sales, net loss before income taxes or total or per share amounts of net loss of the Company and its consolidated subsidiaries except in all instances for changes, decreases or, increases set forth in such letter; and

(4)  they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement and the Prospectus and the Registration Statement, and, at the request of the Representative, have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

(5)  on the basis of a reading of the unaudited pro forma consolidated condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (5), inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma combined financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma combined financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

References to the Registration Statement and the Prospectus in this paragraph (f) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

(f)     The Representative shall have received a certificate, dated each Closing Time, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

(g)     the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Closing Time; the Registration Statement, as amended, as of the Closing Time, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Time, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time;

(i)     no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission; and

(ii)     subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of the Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any other transactions not in the ordinary course of business, (ii) there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth, capital stock, investment objectives, investment policies or results of operations of the Company and the Subsidiaries taken as a whole, or any change in the capital stock, or material change in the short-term or long-term debt, of the Company and the Subsidiaries taken as a whole and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Subsidiaries on any class of their respective capital stock.

(h)     The Representative shall have received from each person set forth on Schedule 6(h) attached hereto an agreement to the effect that such person or entity, will not, directly or indirectly, without the prior written consent of the Representative, on behalf of the Underwriters, offer, sell, hypothecate, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Securities for a period of 180 days after the date of this Agreement.

(i)     On or before each Closing Time, the Representative and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

(j)     Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the OTC Bulletin Board.

All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representative and counsel for the Underwriters.  The Company shall furnish to the Representative such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representative and counsel for the Underwriters shall reasonably request.

7.         Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the “Exchange Act”), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are caused by, related to or based upon or arising out of or in connection with:

(i)     any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement;

(ii)     any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”);

(iii)     the omission or alleged omission to state in the Registration

Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or

(iv)     any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials, including, without limitation, slides, videos, films and tape recordings used in connection with the marketing of the Securities, including, without limitation, statements communicated to securities analysts employed by the Underwriters;

and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein; and provided, further, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(d) and (e) of this Agreement.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.  The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

(b)     Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein: and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof.  This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

(c)     Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representative in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.  After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

(d)     In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties’ relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.  The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d).  Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section II (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Noble International Investments, Inc. Master Agreement Among Underwriters.  For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

8.         Survival.  The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities.  The respective agreements, covenants, indemnities and other statements set forth in Sections 5 and 7 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

9.         Termination.  (a) This Agreement may be terminated in the sole discretion of the Representative by notice to the Company given prior to any Closing Time in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Time,

(i)     the Company or any of its subsidiaries shall have, in the sole judgment of the Representative, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any event resulting in a Material Adverse Effect, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

(ii)     trading in the Common Stock or Warrants shall have been suspended by the Commission or the OTC Bulletin Board or trading in securities generally on the OTC Bulletin Board shall have been suspended or minimum or maximum prices shall have been established on such exchange;

(iii)     a banking moratorium shall have been declared by New York or United States authorities; or

(iv)     there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States, or any terrorist attack involving the United States or any interests of the United States, or (C) any other calamity or crisis or material adverse change in general economic, political, or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representative, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

(b)     Termination of this Agreement pursuant to this Section 9 shall be without liability of any party to any other party.

10.         Information Supplied by Underwriters.  The statements set forth in the last paragraph on the front cover page and under the heading “Underwriting” in any Preliminary

Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representative to the Company for the purposes of Sections 2(b) and 7 hereof.  The Underwriters confirm that such statements (to such extent) are correct.

11.         Notices.  All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or sent by confirmed facsimile transmission to the Representative c/o Noble International Investments, Inc., 6501 Congress Avenue, Suite 100, Boca Raton, FL 33487 (facsimile no.: (561) 998-1987), Attention: Ben Lichtenberg, with a copy to Lehman & Eilen LLP, 50 Charles Lindbergh Blvd., Suite 505, Uniondale, New York 11553, (facsimile no.: (516) 222-0948), Attention: Hank Gracin, Esq. and if to the Company Stratus Services Group, Inc., 500 Craig Road, Suite 201, Manalapan, New Jersey 07726, (facsimile no. (732) 866-0063), Attention: Joseph J. Raymond, with a copy Giordano, Halleran & Ciesla, P.C., 125 Half Mile Road, P.O. Box 190, Middletown, NJ 07748 (facsimile no. (732) 224-6599), Attention: Philip Forlenza, Esq.

12.         Successors.  This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal Representative, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 7 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 7 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act.  No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

13.         Applicable Law.  The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to any provisions relating to conflicts of laws.

14.         Consent to Jurisdiction and Service of Process.  All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of Florida, and by execution and delivery of this Agreement, the Company accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.  The Company designates and appoints CT Corporation Systems, Inc., and such other persons as may hereafter be selected by the Company irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company to be effective and binding service in every respect.  If any agent appointed by the Company refuses to accept service, the Company hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company in the State of Florida may be made by registered or certified mail, return receipt requested, to the Company at its address provided in Section 11 hereof, and the Company hereby acknowledges that such service shall be effective and binding in every respect.  Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Company in the courts of any other jurisdiction.

15.         Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

Very truly yours,

STRATUS SERVICES GROUP, INC.

By:
Name:
Title:
The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

NOBLE INTERNATIONAL INVESTMENTS, INC.

By:
Name:
Title:

On their behalf and on behalf of the several Underwriters named in Schedule I hereto:

SCHEDULE I

UNDERWRITERS

Underwriter

SCHEDULE 6(H)

LOCK-UP AGREEMENTS

I.              The Company, Officers, Directors and Certain Other Persons and Entities

                The Company and the following officers and directors of the Company and certain other persons and entities shall have executed a lock-up agreement in the form set forth below with respect to the period from the initial filing of the Registration Statement through 180 days after the date of the final prospectus filed with the Commission pursuant to Rule 497 promulgated under the Act, or if no filing under Rule 497 is made, the date of the final prospectus included in the Registration Statement when declared effective under the Act:

Form of Lock-Up Agreement

LOCK-UP AGREEMENT

                                                                                                                April ___, 2004

Noble International Investments, Inc.

6501 Congress Avenue, Suite 100

Boca Raton, FL  33487

                                Re:          Stratus Services Group (the “Company”)

Gentlemen:

                The undersigned is a director, executive officer, and/or securityholder of the Company.  The undersigned understands that the Company has filed a Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) for the registration of a minimum of 1,000,000 Units and a maximum of 10,000,000 Units (the “Offering”), each Unit consisting of (i) one share of Common Stock, and (iii) one Warrant.  The undersigned further understands that you are contemplating entering into an Underwriting Agreement with the Company in connection with the Offering.  All terms not otherwise defined herein shall have the same meaning as in the Underwriting Agreement.

                In order to induce the Company, you and the other Underwriters to enter into the Underwriting Agreement and to proceed with the Offering, the undersigned agrees, for the benefit of the Company, you and the other Underwriters, that should the Offering be effected, the undersigned will not, without the prior written consent of Noble International Investments, Inc., on behalf of the Underwriters, directly or indirectly, offer, offer to sell, sell, contract to sell or grant any option to purchase or otherwise dispose of, loan, pledge, transfer (or announce any offer, offer to sell, sale, contract of sale or grant of any option to purchase, or other disposition of, loan, pledge or transfer) or grant any rights with respect to (i) any Unit; (ii) any shares of Common Stock or securities of the Company substantially similar thereto; (iii) any other securities convertible into, or exchangeable or exercisable for, shares of Common Stock or such similar securities; or (iv) any other shares of capital stock of the Company, presently or hereafter owned by the undersigned, for a period of 180 days subsequent to the date of the final Prospectus filed with the Commission pursuant to Rule 497 of the Securities Act of 1933, as amended (the “Act”) or if no filing under Rule 497 is made, the date of the final Prospectus included in the Registration Statement when declared effective under the Act.  The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Securities or with respect to any security that includes, relates to or derives any significant part of its value from Securities.

                The provisions of this Agreement shall not preclude the undersigned from transferring any securities of the Company by gift, by will or the laws of descent and distribution or to any person or entity who agrees in writing to be bound by the provisions of this Agreement.

                The undersigned confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations set forth in this Agreement in proceeding with the Offering.  This Agreement shall be binding on the undersigned and his, her, or its respective successors, heirs, personal representatives, and assigns.

Very truly yours,

By:
Name:
Title:
The foregoing is accepted and agreed to
as of the date first above written

NOBLE INTERNATIONAL INVESTMENTS, INC.

By:
Name:
Title:

For itself and on behalf of the other

Underwriters